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                                                                     Exhibit 8.1


    GRUPO TELEVISA'S SUBSIDIARIES, CONSOLIDATED VARIABLE INTEREST ENTITIES,
             JOINT VENTURES AND ASSOCIATES AS OF DECEMBER 31, 2005

NAME OF COMPANY                                                                          COUNTRY OF INCORPORATION
---------------------------------------------------------------------------------------  ------------------------
Corporativo Vasco de Quiroga, S.A. de C.V. ............................................           Mexico
    Audiomaster 3000, S.A. de C.V.  (1) ...............................................           Mexico
    Concesionaria Vuela Compania de Aviacion, S.A. de C.V.  (*) .......................           Mexico
    Controladora Vuela Compania de Aviacion, S.A. de C.V.   (*) .......................           Mexico
    Corporatel, S.A. de C.V. ..........................................................           Mexico
    Dibujos Animados Mexicanos Diamex, S.A.   (*) .....................................           Mexico
    Editorial Clio Libros y Videos, S.A. de C.V. and subsidiary   (*) .................           Mexico
    En Vivo Espectaculos, S. de R.L. de C.V.   (1) ....................................           Mexico
    Eventicket, S.A. de C.V.  (1) .....................................................           Mexico
    Futbol del Distrito Federal, S.A. de C.V. .........................................           Mexico
    Grupo Comunicacion y Esfuerzo Comercial, S.A. de C.V.  (1) ........................           Mexico
    Impulsora del Deportivo Necaxa, S.A. de C.V. ......................................           Mexico
    Magical Entertainment, S. de R.L. de C.V.  (1) ....................................           Mexico
    Marcas y Desarrollos, S.A. de C.V.  (1) ...........................................           Mexico
    Mas Fondos, S.A. de C.V.  (*) .....................................................           Mexico
    Operadora Dos Mil, S.A. de C.V. ...................................................           Mexico
    Productora Contadero, S.A. de C.V.  (1) ...........................................           Mexico
    Promarca y Cia, S.A. de C.V. ......................................................           Mexico
    Promo-Certamen, S.A. de C.V. ......................................................           Mexico
    Radiotelefonia Movil Metropolitana, S.A. de C.V.   (1) ............................           Mexico
    Sattora, S.A. de C.V. .............................................................           Mexico
    Televisa EMI Music, S.A. de C.V.  (*) .............................................           Mexico

CVQ Espectaculos, S.A. de C.V. ........................................................           Mexico
    Club de Futbol America, S.A. de C.V. ..............................................           Mexico
    Real San Luis F.C., S.A. de C.V. ..................................................           Mexico
    Teatro de los Insurgentes, S.A. de C.V. ...........................................           Mexico
    Televisa en Vivo, S.A. de C.V. ....................................................           Mexico
    Videocine, S.A. de C.V. ...........................................................           Mexico
        Coyoacan Films, S.A. de C.V.  (*) .............................................           Mexico

DTH Europa, S.A. ......................................................................           Spain

Editora Factum, S.A. de C.V. ..........................................................           Mexico
    BouncyNet, Inc. and subsidiary (*) ................................................  United States of America
    Desarrollo Vista Hermosa, S.A. de C.V. ............................................           Mexico
    Digital TV, S.A. de C.V. (1) ......................................................           Mexico
    Empresas Cablevision, S.A. de C.V. ................................................           Mexico
        Milar, S.A. de C.V. ...........................................................           Mexico
            Argos Comunicacion, S.A. de C.V.   (*) ....................................           Mexico
            Cablestar, S.A. de C.V. ...................................................           Mexico
            Cablevision, S.A. de C.V. .................................................           Mexico
                Tercera Mirada, S.A. de C.V.  (1) .....................................           Mexico
            Grupo Mexicano de Cable, S.A. de C.V. .....................................           Mexico
            Integravision de Occidente, S.A. de C.V. ..................................           Mexico
            La Casa de la Risa, S.A. de C.V.   (1) ....................................           Mexico
            Servicios Cablevision, S.A. de C.V. .......................................           Mexico
            Tecnicable, S.A. de C.V. ..................................................           Mexico
            Telestar del Pacifico, S.A. de C.V. .......................................           Mexico
    Galavision DTH, S. de R.L. de C.V. ................................................           Mexico
        DTH Mexico, S.A. de C.V. ......................................................           Mexico
    Mednet, S.A. de C.V.    (*) .......................................................           Mexico
    Metros Cubicos, S.A. de C.V.    (*) ...............................................           Mexico
    Queplan, S.A. de C.V. .............................................................           Mexico

NAME OF COMPANY                                                                               COUNTRY OF INCORPORATION
--------------------------------------------------------------------------------------------  ------------------------
Editorial Televisa, S.A. de C.V. ...........................................................           Mexico
    Editorial Delaware, S.A. de C.V. .......................................................           Mexico
        Editorial Televisa International, S.A. .............................................           Mexico
            ET Publishing International, Inc. ..............................................  United States of America
                Hispanic Publishing Associates, LLC ........................................  United States of America
        Editorial Televisa Puerto Rico, Inc. ...............................................         Puerto Rico
    Editorial Motorpress Televisa, S.A. de C.V. ............................................           Mexico
    Editorial Televisa Argentina, S.A. .....................................................         Argentina
        Editorial Tucuman, S.A.C.I. y de M.S. ..............................................         Argentina
    Editorial Televisa Chile, S.A. .........................................................            Chile
    Editorial Televisa Colombia, S.A. ......................................................          Colombia
    Editorial Televisa Colombia Cultural, S.A. .............................................          Colombia
    Editorial Televisa Colombia Recreativa, S.A. ...........................................          Colombia
    Editorial Televisa Peru, S.A. ..........................................................            Peru
    Editorial Televisa Venezuela, S.A. .....................................................          Venezuela
    Vanipubli Ecuatoriana, S.A. ............................................................           Ecuador
    VeneTel Servicios Publicitarios, S.A. ..................................................          Venezuela
    Zoom Media Mexicana, S. de R.L. de C.V. ................................................           Mexico

En Vivo U.S. Holding, LLC ..................................................................  United States of America
    En Vivo U.S. Holding Company ...........................................................  United States of America

Esmas Holding, LLC    (1) ..................................................................  United States of America
    Esmas I, LLC    (1) ....................................................................  United States of America

Factum Mas, S.A. de C.V. ...................................................................           Mexico
    Sky DTH, S. de R.L. de C.V. ............................................................           Mexico
        Innova Holdings, S. de R.L. de C.V. ................................................           Mexico
            Innova, S. de R.L. de C.V.   (2) ...............................................           Mexico
                Corporacion  Novaimagen, S. de R.L. de C.V. ................................           Mexico
                Corporacion  Novavision, S. de R.L. de C.V. ................................           Mexico
                Corporacion de Radio y Television del Norte de Mexico, S. de R.L. de C.V. ..           Mexico
                Nova Call-Center, S. de R.L. de C.V. .......................................           Mexico
                Servicios Corporativos de Telefonia, S. de R.L. de C.V. ....................           Mexico
                Servicios Novasat, S. de R.L. de C.V. ......................................           Mexico
    Consorcio Portal, S.A. de C.V. .........................................................           Mexico
        Comercio Mas, S.A. de C.V. .........................................................           Mexico
        Corporacion Mas, S.A. de C.V. ......................................................           Mexico

Gestora de Inversiones Audiovisuales La Sexta, S.A.U. (*) ..................................           Spain

Grupo Distribuidoras Intermex, S.A. de C.V. ................................................           Mexico
    Atmore Investment, A.V.V. ..............................................................           Aruba
    Distribuidora Bolivariana, S.A. ........................................................            Peru
    Distribuidora de Revistas Bertran, S.A.C. ..............................................          Argentina
        Intercontinental Media, S.A. .......................................................          Argentina
    Distribuidora Panamex, S.A. ............................................................           Panama
    Distribuidora Intermex, S.A. de C.V. ...................................................           Mexico
    Distribuidora Alfa, S.A. ...............................................................           Chile
    Easa Colombiana, S.A. ..................................................................          Colombia
        Editorial Momento, S.A. ............................................................          Colombia
    Distribuidoras Unidas, S.A. ............................................................          Colombia
    Gonarmex, S.A. de C.V. .................................................................           Mexico
    Grupo America, S.A. ....................................................................           Panama
    Samra, S.A. ............................................................................           Ecuador
        Distribuidora Los Andes, S.A. ......................................................           Ecuador
    Saral Publications, Inc. ...............................................................  United States of America

NAME OF COMPANY                                                                          COUNTRY OF INCORPORATION
---------------------------------------------------------------------------------------  ------------------------
Campus America, S.A. de C.V. ..........................................................           Mexico
    Fonovisa Centroamerica, S.A.   (1) ................................................          Nicaragua
    Television Holdings USA, LLC ......................................................  United States of America
        Univision Communications, Inc.   (*) ..........................................  United States of America
    Televisa Pay-TV Venture, Inc. .....................................................  United States of America
        TuTv, LLC  (2) ................................................................  United States of America

Promo-Industrias Metropolitanas, S.A. de C.V. .........................................           Mexico
    Grupo Editorial Metropolitano, S.A. de C.V. .......................................           Mexico
    Telestar de Occidente, S.A. de C.V. ...............................................           Mexico
        Multimedios Santa Fe, S.A. de C.V. ............................................           Mexico
            Producciones Nacionales Televisa, S.C. ....................................           Mexico
            Proyectos Especiales Televisa, S.C. .......................................           Mexico
            Recursos Corporativos Alameda, S.C. .......................................           Mexico

 Sistema Radiopolis, S.A. de C.V. .....................................................           Mexico
    Cadena Radiodifusora Mexicana, S.A. de C.V. .......................................           Mexico
        Radio Melodia, S.A. de C.V. ...................................................           Mexico
        Radio Tapatia, S.A. de C.V. ...................................................           Mexico
        X.E.Z.Z., S.A. de C.V. ........................................................           Mexico
    Radio Comerciales, S.A. de C.V. ...................................................           Mexico
    Radiotelevisora de Mexicali, S.A. de C.V. .........................................           Mexico

Teleparabolas, S.L. ...................................................................           Spain

Telesistema Mexicano, S.A. de C.V. ....................................................           Mexico
    Altavista Sur Inmobiliaria, S.A. de C.V. ..........................................           Mexico
    Comtelvi, S. de R.L. de C.V. ......................................................           Mexico
    Dimar, S.A. de C.V. ...............................................................           Mexico
    Estudio Sevilla 613, S.A. de C.V. .................................................           Mexico
    G Televisa-D, S.A. de C.V. ........................................................           Mexico
    Imagen y Talento Internacional, S.A. de C.V. ......................................           Mexico
    Inmobiliaria Amber, S.A. de C.V. ..................................................           Mexico
    Inmobiliaria Rio de la Loza, S.A. de C.V. .........................................           Mexico
    NMP Canal 1, S.A. de C.V. .........................................................           Mexico
    Pico Tres Padres, S. de R.L. de C.V. ..............................................           Mexico
    Publicidad Virtual, S.A. de C.V. ..................................................           Mexico
    Tarrague, A.G. ....................................................................         Switzerland
    Teleinmobiliaria, S. de R.L. de C.V. ..............................................           Mexico
    Televisa, S.A. de C.V. ............................................................           Mexico
        Endemol Mexico, S.A. de C.V.    (*) ...........................................           Mexico
        Espacio de Vinculacion, A.C.  .................................................           Mexico
        Exposicion Universal de Mexico 2010, S.A. de C.V. (1) .........................           Mexico
    Terma, S.A. de C.V. ...............................................................           Mexico
    Morning Glory Productions, S.A. de C.V. ...........................................           Mexico
        Televisa Internacional, LLC. ..................................................  United States of America
    Televisa International Marketing Group, Inc. ......................................  United States of America
    Televisa Mexico, Ltd. .............................................................         Switzerland
        Televisa Entretenimiento, S.A. de C.V. ........................................           Mexico
            Ocesa Entretenimiento, S.A. de C.V. and subsidiaries (*) ..................           Mexico
        Videoserpel, Ltd. .............................................................         Switzerland
    Televisa Programming, S.A. de C.V. ................................................           Mexico
    Visat, S.A. de C.V. ...............................................................           Mexico

Televisa Argentina, S.A. ..............................................................          Argentina

Televisa Juegos, S.A. de C.V. .........................................................           Mexico

NAME OF COMPANY                                                                          COUNTRY OF INCORPORATION
---------------------------------------------------------------------------------------  ------------------------
    Apuestas Internacionales, S.A. de C.V. ............................................           Mexico
    TV Bingo, S.A. de C.V. ............................................................           Mexico
    TV Lotto, S.A. de C.V. ............................................................           Mexico
    TV Sports, S.A. de C.V. ...........................................................           Mexico

Television Independiente de Mexico, S.A. de C.V. ......................................           Mexico
    Bay City Television, Inc. .........................................................  United States of America
    Cadena de las Americas, S.A. de C.V. ..............................................           Mexico
    Cadena Televisora del Norte, S.A. de C.V. .........................................           Mexico
    Canal 23 de Ensenada, S.A. de C.V. ................................................           Mexico
    Canal XXI, S.A. de C.V. ...........................................................           Mexico
    Canales de Television Populares, S.A. de C.V. .....................................           Mexico
    Compania Televisora de Leon Guanajuato, S.A. de C.V. ..............................           Mexico
    Desarrollo Milaz, S.A. de C.V. ....................................................           Mexico
    ECO Producciones, S.A. de C.V. ....................................................           Mexico
    Editora San Angel, S.A. de C.V. ...................................................           Mexico
    Empresas Baluarte, S.A. de C.V. ...................................................           Mexico
    Grupo Administrativo Tijuana, S.A. de C.V. ........................................           Mexico
    Radio Television, S.A. de C.V. ....................................................           Mexico
    Radiotelevisora de Mexico Norte, S.A. de C.V. .....................................           Mexico
    T.V. Conceptos, S.A. de C.V. ......................................................           Mexico
    T.V. de los Mochis, S.A. de C.V. ..................................................           Mexico
    T.V. del Humaya, S.A. de C.V. .....................................................           Mexico
    Telehermosillo, S.A. de C.V. ......................................................           Mexico
    Telemercado Alameda, S. de R.L. de C.V.   (*) (1) .................................           Mexico
    Televimex, S.A. de C.V. ...........................................................           Mexico
    Televisa Corporacion, S.A. de C.V. ................................................           Mexico
    Televisa Producciones, S.A. de C.V. ...............................................           Mexico
    Televisa Talento, S.A. de C.V. ....................................................           Mexico
    Television de Puebla, S.A. de C.V. ................................................           Mexico
    Television del Golfo, S.A. de C.V. ................................................           Mexico
    Televisora de Calimex, S.A. de C.V. ...............................................           Mexico
    Televisora de Mexicali, S.A. de C.V. ..............................................           Mexico
    Televisora de Navojoa, S.A. .......................................................           Mexico
    Televisora de Occidente, S.A. de C.V. .............................................           Mexico
    Televisora del Golfo, S.A. de C.V. ................................................           Mexico
    Televisora del Yaqui, S.A. de C.V.   (*) ..........................................           Mexico
    Televisora Peninsular, S.A. de C.V. ...............................................           Mexico
    Transmisiones Nacionales de Television, S.A. de C.V. ..............................           Mexico
    XHCC-TV Television, S.A. de C.V. ..................................................           Mexico

( * ) Joint Venture or Associate. Under Mexican GAAP and International
      Accounting Standard No 28, paragraph 3, an "associate" is an enterprise in which the investor has significant influence and which is neither a subsidiary nor a joint venture of the investor.
( 1 ) Without current operations.
( 2 ) Consolidated Variable Interest Entity. The Company and / or any of its subsidiaries is the primary beneficiary.